UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

Consorteum Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-28629
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2900 John Street—Suite 202, Markham, Ontario L3R 5G3 Canada
(Address of principal executive office, including zip code)

(866)  824-8854
(Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Agreement.

(i)  On February 3, 2010, the Company entered into a transaction with EPIC Worldwide, Inc. for a wrap-around note pursuant to which the Company agreed to sell $404,746.42 U.S. of its outstanding debt with the right by the purchaser to convert the debt into shares of the Company’s common stock. The conversion is based on a formula that is a 50% discount to the average three deep bid on the day of conversion.  As of the date hereof, EPIC Worldwide has converted $124,000 of the convertible note into a total of  17,500,000 shares of the Company’s common stock that were issued on February 4, 2010 (6,500,000 shares), March 2, 2010 (7,500,000 shares) and March 15, 2010 (3,500,000 shares). Under this arrangement, and assuming the Company’s stock price does not increase, the Company may be obligated to issue up to a maximum of 39,000,000 additional shares of its common stock upon conversion of the remainder of the convertible note.

(ii) On March 1, 2010 the Company entered into a professional services agreement (the “PSA”) with William Bateman, Esq, its corporate counsel (“Bateman”), pursuant to which the Company agreed to issue Five Million (5,000,000) shares of its common stock to Bateman (the “Bateman Shares”) as collateral for compensation for accrued and unpaid professional fees of $50,000 for the period between January 1, 2009 and June 30, 2009.  The Company’s Board of Directors valued the Bateman Shares at $.01 per share.  The Company also agreed to file a Registration Statement on Form S-8 for the Bateman Shares as soon as possible.  Under the PSA Bateman agreed to hold the Bateman Shares as collateral for the fees owed him until September 30, 2010.  If the Company has not paid the fees owed to Bateman by September 30, 2010 then, (i) if the Company’s shares are selling for less than $.01 per share, Bateman may sell all the Bateman Shares and the Company will remain liable for the remaining portion of his fee, or (ii) if the Company’s shares are selling for more than $.01 per share, Bateman shall sell such portion of the Bateman Shares as are required to satisfy his fees and return the remaining Bateman Shares to the Company.

Item 3.02 Unregistered Sales of Equity Securities.

(i) On January 26, 2010 the Company’s Board of Directors authorized the issuance of 20,000,000 shares of its Series A Preferred Stock, par value $.001 per share (the “Series A Preferred Shares”) to Craig A. Fielding, its CEO, as compensation for accrued salary arrears of $40,000.  The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available for issuance upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada.  The number of Series A Preferred Shares was subsequently reduced to 10,000,000 shares of Series A Preferred as a result of the Board’s decision to have each share of Series A Preferred convert into 2 shares of common stock.  The Company valued the shares at $.002 per share.  Accordingly, upon issuance, each share of Series A Preferred Stock shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion.  When issued, the Series A Preferred Shares will be issued under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

(ii)  On January 26, 2010 the Company’s Board of Directors authorized the issuance of 20,000,000 shares of its Series A Preferred Stock, par value $.001 per share (the “Series A Preferred Shares”) to Quentin Rickerby, its President, as compensation for accrued salary arrears of $40,000.  The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available for issuance upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada.  The number of Series A Preferred Shares was subsequently reduced to 10,000,000 shares of Series A Preferred as a result of the Board’s decision to have each share of Series A Preferred convert into 2 shares of common stock.  The Company valued the shares at $.002 per share.  Accordingly, upon issuance, each share of Series A Preferred Stock shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion.  When issued, the Series A Preferred Shares will be issued under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

(iii)  On March 1, 2010  the Company agreed to issue 5,000,000 shares of its common stock (the “Bateman Shares”) to William Bateman, Esq., its corporate counsel (“Bateman”), pursuant to which the Company  as collateral for compensation for accrued and unpaid professional fees of $50,000 for the period between January 1, 2009 and June 30, 2009.  The Company’s Board of Directors valued the Bateman Shares at $.01 per share.  The Bateman Shares were issued under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

(iv)  On March 1, 2010 the Company issued Three Million (3,000,000) shares of its common stock (the “Beatty Shares”) to James D. Beatty (“Beatty”), a director and Chairman of the Board of the Company, of  which 1,500,000 shares were issued as indemnification for the foreclosure and  seizure by a Company creditor of the identical number of Beatty’s shares posted as collateral for a loan by the creditor to the Company, and the remaining 1,500,000 shares were issued to Beatty at $0.002 cents a share as payment for $3,000 of accrued salary for the period ended December 31, 2009.  The Beatty Shares were issued under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

(v)  On February 3, 2010, March 2, 2010 and March 15, 2010 the Company  issued respectively, 6,500,000, 7,500,000 and 3,500,000 shares of its common stock to EPIC Worldwide, Inc. (“EPIC”) as a consequence of EPIC Worldwide’s conversion of a portion of the convertible debt it purchased from the Company into shares of common stock. The  Shares were issued to EPIC under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

(vi) On March 12, 2010 the Company agreed to issue 4,407,600 shares of its Series A Preferred Stock, par value $.001 per share, to Mr. Craig A. Fielding, its CEO, all of which were issued as indemnification for the foreclosure and seizure by a Company creditor of 8,815,200 shares of common stock owned by Fielding that he posted as collateral for a loan from the creditor to the Company. The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada. Each Series A Preferred shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion. When issued, the Series A Preferred Shares will be issued under an exemption from registration under Section 4 (2) of the Securities Act as a transaction by an issuer not involving a public offering.

(vii) On March 12, 2010 the Company agreed to issue 750,000 shares of its Series A Preferred Stock, par value $.001 per share, to Mr. Frank Fielding in exchange for his surrender and return to the Company’s treasury of 1,500,000 shares of his issued and outstanding shares of common stock.  The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada.  Each Series A Preferred shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion.  When issued, the Series A Preferred Shares will be issued under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

(viii)  On March 31, 2010 the Company agreed to issue 500,000 shares of its Series A Preferred Stock, par value $.001 per share, to Mr. Peter Rickerby in exchange for his surrender and return to the Company’s treasury of 1,000,000 shares of his issued and outstanding shares of common stock.  The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada.  Each Series A Preferred shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion. When issued, the Series A Preferred Shares will be issued under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

(ix)  On March 31, 2010 the Company agreed to issue 500,000 shares of its Series A Preferred Stock, par value $.001 per share, to Mr. Frank Fielding in exchange for his surrender and return to the Company’s treasury of 1,000,000 shares of his issued and outstanding shares of common stock.  The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada.  Each Series A Preferred shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion. When issued, the Series A Preferred Shares will be issued under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

(x) On April 9, 2010 the Company agreed to issue 5,893,017 shares of its Series A Preferred Stock, par value $.001 per share, to Mr. Quentin Rickerby, its President, in exchange for his surrender and return to the Company’s treasury of 11,786,035 shares of Rickerby’s issued and outstanding shares of common stock. The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada. Each Series A Preferred shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion. When issued, the Series A Preferred Shares will be issued under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

(xi) On May 5, 2010, the Company agreed to issue 8,000,000 shares of its common stock to Quality Stocks, Inc. (4,000,000 shares) and Illuminated Financial (4,000,000 shares) in exchange for the elimination of $40,000 of a loan from Calm Seas, LLC to the Company. The stock shares of common stock were issued to Quality Stocks and Illuminated Funding under an exemption from registration under Section 4(2) of the Securities Act as a transaction by an issuer not involving a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) (1)  On January 26, 2010 the Company’s Board of Directors authorized the issuance of 20,000,000 shares of its Series A Preferred Stock, par value $.001 per share (the “Series A Preferred Shares”) to Craig A. Fielding, its CEO, as compensation for accrued salary arrears of $40,000 for the period ended December 31, 2009.  The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available for issuance upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada.  The number of Series A Preferred Shares was subsequently reduced to 10,000,000 shares of Series A Preferred as a result of the Board’s decision to have each share of Series A Preferred convert into 2 shares of common stock.  The Company valued the shares at $.002 per share.  Accordingly, upon issuance, each share of Series A Preferred Stock shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion.

(e) (2)  On January 26, 2010 the Company’s Board of Directors authorized the issuance of 20,000,000 shares of its Series A Preferred Stock, par value $.001 per share (the “Series A Preferred Shares”) to Quentin Rickerby, its President, as compensation for accrued salary arrears of $40,000 for the period ended December 31, 2009.  The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available for issuance upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada.  The number of Series A Preferred Shares was subsequently reduced to 10,000,000 shares of Series A Preferred as a result of the Board’s decision to have each share of Series A Preferred convert into 2 shares of common stock.  The Company valued the shares at $.002 per share.  Accordingly, upon issuance, each share of Series A Preferred Stock shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion.

(e)(3) On March 1, 2010 the Company issued Three Million (3,000,000) shares of its common stock (the “Beatty Shares”) to James D. Beatty (“Beatty”), a director and Chairman of the Board of the Company,of  which 1,500,000 shares were issued as indemnification for the foreclosure and  seizure by a Company creditor of the identical number of Beatty’s shares posted as collateral for a loan by the creditor to the Company, and the. remaining 1,500,000 shares were issued to Beatty at $0.002 cents a share to offset $3,000 of accrued salary for the period ended December 31, 2009.

(e)(4)  On March 12, 2010 the Company agreed to issue 4,407,600 shares of its Series A Preferred Stock, par value $.001 per share, to Mr. Craig A. Fielding, its CEO, all of which were issued as indemnification for the foreclosure and seizure by a Company creditor of 8,815,200 shares of common stock owned by Fielding that he posted as collateral for a loan from the creditor to the Company. The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada. Each Series A Preferred shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion.

(e) (5)  On April 9, 2010 the Company agreed to issue 5,893,017 shares of its Series A Preferred Stock, par value $.001 per share, to Mr. Quentin Rickerby, its President, in exchange for his surrender and return to the Company’s treasury of 11,786,035 shares of Rickerby’s issued and outstanding shares of common stock. The Series A Preferred Stock was created by a resolution of the Company’s Board of Directors and will be deemed authorized and outstanding and available upon the filing of a Certificate of Designation with the Secretary of State of the State of Nevada. Each Series A Preferred shall have the right to convert at any time into shares of the Company’s common stock at the rate of 2 shares of common stock for each share of Series A Preferred Stock surrendered for conversion.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions. None

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CONSORTEUM HOLDINGS, INC. (Registrant) By: /s/ Craig A. Fielding (Signature) Craig A. Fielding, CEO DATE: May 20, 2010